VOYAGEUR INSURED FUNDS
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INTERMEDIATE TAX FREE FUNDS
VOYAGEUR MUTUAL FUNDS
VOYAGEUR MUTUAL FUNDS II
VOYAGEUR TAX FREE FUNDS
(the "Series")

Supplement to the Series' Prospectus dated December 3, 2004

The following replaces the information in the section titled Who manages the Funds - Portfolio managers on page 43:

Portfolio managers

Patrick P. Coyne, Joseph R. Baxter and Robert F. Collins have primary responsibility for making the day-to-day investment decisions for the Tax-Free Florida Funds, Tax-Free New York Fund, Tax-Free Idaho Fund, Tax-Free Missouri Insured Fund, Tax-Free Oregon Insured Fund and each of the Minnesota Funds. Mr. Coyne assumed responsibility for the Tax-Free Florida Funds and Tax-Free New York Fund on May 1, 1997 and each of the Minnesota Funds, Tax-Free Idaho Fund, Tax-Free Missouri Insured Fund and Tax-Free Oregon Insured Fund on September 1, 2001. Mr. Baxter and Mr. Collins assumed responsibility for the Funds on May 22, 2003 and June 25, 2004, respectively.

Patrick P. Coyne, Executive Vice President/Chief Investment Officer - Fixed Income/Head of Equity Investments, is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts.

Joseph R. Baxter, Senior Vice President/Senior Portfolio Manager, is a graduate of LaSalle University where he earned his undergraduate degree in finance and marketing. Prior to joining Delaware Investments in 1999, he held investment positions with First Union. Most recently, he served as a municipal portfolio manager for the Evergreen Funds.

Robert F. Collins, Senior Vice President/Senior Portfolio Manager, is a graduate of Ursinus College where he earned his Bachelor of Arts degree in economics. Prior to joining Delaware Investments in 2004, he co-managed the municipal portfolio management group within PNC Advisors, overseeing the tax-exempt investments of high-net worth and institutional accounts. Previously, Mr. Collins headed the municipal fixed income team at Wilmington Trust Company, managing funds and high-net worth accounts. Mr. Collins is a CFA Charterholder and a former president of the Financial Analysts of Wilmington.

Andrew McCullagh, Jr., Mr. Baxter and Mr. Collins have primary responsibility for making the day-to-day investment decisions for the Tax-Free Arizona Funds, Tax-Free California Funds and Tax-Free Colorado Fund. Mr. McCullagh has been managing the Funds since their inception. Mr. Baxter and Mr. Collins assumed responsibility for these Funds on April 22, 2004 and June 25, 2004, respectively.

Andrew M. McCullagh, Jr., Vice President/Senior Portfolio Manager, is a graduate of Washington College and has a Graduate Certificate in Public Finance from the University of Michigan. Prior to joining Delaware Investments, he served as a Senior Vice President and Senior Portfolio Manager of Voyageur Asset Management. Mr. McCullagh currently has over 31 years' experience in municipal bond trading, underwriting and portfolio management.

This Supplement is dated January 3, 2005.